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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       November 6, 2001 (November 6, 2001)


                             ROCKWELL COLLINS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      001-16445                 52-2314475
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

     400 Collins Road NE, Cedar Rapids, Iowa                52498
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (319) 295-1000

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.

               Registrant's press release dated November 6, 2001 is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     99     Press release of Registrant dated November 6, 2001.


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  ROCKWELL COLLINS, INC.
                                                       (Registrant)


                                              By  /s/ Gary R. Chadick
                                                  -----------------------------
                                                  Gary R. Chadick
                                                  Senior Vice President,
                                                  General Counsel and Secretary

Dated:  November 6, 2001

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                                  EXHIBIT INDEX

Exhibit                                                          Sequentially
Number                        Description                        Numbered Page
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     99     Press release of Registrant dated November 6, 2001.